EXHIBIT 10.7

                               GUARANTY AGREEMENT

1.    Identification.

      This Guaranty Agreement (the "Guaranty"), dated as of July 5, 2005, is entered into by and between Voipsolutions, a Florida corporation, eGlobalphone, a Florida corporation, Caerus, Inc., a Delaware corporation, Vox Consulting Group, Inc. d/b/a Voipamericas, a Florida corporation, VCG Technologies d/b/a DTNet Technologies, Inc., a Florida corporation, Volo Communications, Inc., a Delaware corporation, Caerus Billing, Inc., a Delaware corporation, Caerus Networks, Inc., a Delaware corporation, VoiceOne Communications, LLC, a Delaware Limited Liability corporation (each referred to as "Guarantor" and collectively "Guarantors" herein) and Barbara Mittman, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement defined below (the "Collateral Agent"), for the benefit of the parties identified on Schedule A hereto (each a "Lender" and collectively, the "Lenders").

2.    Recitals.

      2.1. Guarantors are direct or indirect wholly-owned subsidiary of VoIP, Inc., a Texas corporation ("VoIP"). The Lenders have made and are making loans to VoIP (the "Loans"). Guarantor will obtain substantial benefit from the proceeds of the Loans.

      2.2. The Loans are and will be evidenced by certain convertible promissory notes (each a "Convertible Note" and collectively, the "Convertible Notes") issued by VoIP on or about the date of this Agreement pursuant to subscription agreements ("Subscription Agreements"). The Convertible Notes are further identified on Schedule A hereto and were and will be executed by VoIP as "Borrower" or "Debtor" for the benefit of each Lender as the "Holder" or "Lender" thereof.

      2.3. In consideration of the Loans made by Lenders to VoIP and for other good and valuable consideration, and as security for the performance by VoIP of its obligations under the Convertible Notes and as security for the repayment of the Loans and all other sums due from Debtor to Lenders arising under the Convertible Notes, Subscription Agreements, Collateral Agent Agreement and any other agreement between or among them relating to the foregoing (collectively, the "Obligations"), Guarantor, for good and valuable consideration, receipt of which is acknowledged, has agreed to enter into this Agreement with the Collateral Agent, for the benefit of the Lenders. Obligations include all future advances by Lenders to VoIP made by all Lenders on substantially the same terms and in proportion to their interests in the Obligations.

      2.4. The Lenders have appointed Barbara Mittman as Collateral Agent pursuant to that certain Collateral Agent Agreement dated at or about July 5, 2005 ("Collateral Agent Agreement"), among the Lenders and Collateral Agent.

3.    Guaranty.

      3.1. Guaranty. Guarantors hereby unconditionally and irrevocably guarantee jointly and severally the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations now or hereafter existing, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency, bankruptcy or reorganization of VoIP, whether or not constituting an allowed claim in such proceeding), fees, commissions, expense reimbursements, liquidated damages, indemnifications or otherwise (such obligations, to the extent not paid by VoIP being the "Guaranteed Obligations"), and agrees to pay any and all costs, fees and expenses (including reasonable counsel fees and expenses) incurred by Collateral Agent and the Lenders in enforcing any rights under the guaranty set forth herein. Without limiting the generality of the foregoing, Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by VoIP to Collateral Agent and the Lenders, but for the fact that they are unenforceable or not allowable due to the existence of an insolvency, bankruptcy or reorganization involving VoIP.

      3.2. Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Convertible Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Collateral Agent or the Lenders with respect thereto. The obligations of Guarantor under this Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce such obligations, irrespective of whether any action is brought against VoIP or any other Guarantor or whether VoIP or any other Guarantor is joined in any such action or actions. The liability of Guarantor under this Agreement constitutes a primary obligation, and not a contract of surety, and shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

            (a) any lack of validity or enforceability of the Convertible Notes or any agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Convertible Notes, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to VoIP or otherwise;

            (c) any taking, exchange, release, subordination or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

            (d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of VoIP; or

            (e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Collateral Agent or the Lenders that might otherwise constitute a defense available to, or a discharge of, VoIP or any other guarantor or surety.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Collateral Agent, the Lenders or any other entity upon the insolvency, bankruptcy or reorganization of the VoIP or otherwise (and whether as a result of any demand, settlement, litigation or otherwise), all as though such payment had not been made.

      3.3. Waiver. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that Collateral Agent or the Lenders or exhaust any right or take any action against any Borrower or any other person or entity or any Collateral. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 3.3 is knowingly made in contemplation of such benefits. Guarantor hereby waives any right to revoke this Agreement, and acknowledges that this Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

      3.4. Continuing Guaranty; Assignments. This Agreement is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Agreement, the Subscription Agreements and Convertible Notes, (b) be binding upon Guarantor, its successors and assigns and
(c) inure to the benefit of and be enforceable by Collateral Agent and the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Collateral Agent and any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Convertible Notes owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Collateral Agent or Lender herein or otherwise.

      3.5. Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against the Collateral Agent or any Lender or other Guarantor (if any) that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Collateral Agent or any Lender or other Guarantor (if any), directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Agreement shall have been indefeasibly paid in full in cash. If (i) any Guarantor shall make payment to Collateral Agent, or the Lenders of all or any part of the Guaranteed Obligations, and (ii) of all or any of the Guaranteed Obligations and all other amounts payable under this Agreement such payments shall be paid in full in cash.

      3.6. Maximum Obligations. Notwithstanding any provision herein contained to the contrary, Guarantor's liability with respect to the Obligations shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by Lenders from Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

4.    Miscellaneous.

      4.1. Expenses. Guarantor shall pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Collateral Agent may incur in connection with (a) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations; or (b) failure by Guarantor to perform and observe any agreements of Guarantor contained herein which are performed by the Collateral Agent.

      4.2. Waivers, Amendment and Remedies. No course of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.

      4.3. Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:



        To VoIP and                     c/o VoIP, Inc.
        Guarantor, to:                  12330 SW53 Street, Suite 712
                                        Cooper City, Florida 33330
                                        Attn:  Steven Ivester, President and CEO
                                        Fax: (954) 434-2877

        With a copy by telecopier
          only to:                      Ronald L. Brown, Esq.
                                        Andrews Kurth LLP
                                        1717 Main Street, Suite 3700
                                        Dallas, Texas 75201
                                        Fax: (214) 659-4819

        To Lenders:                     To the addresses and telecopier numbers
                                        set forth on Schedule A

        To the Collateral Agent:        Barbara R. Mittman
                                        Grushko & Mittman, P.C.
                                        551 Fifth Avenue, Suite 1601
                                        New York, New York 10176
                                        Fax: (212) 697-3575


Any party may change its address by written notice in accordance with this paragraph.

      4.4. Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Guarantor and its successors and permitted assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their respective successors and assigns. All the rights and benefits granted by Guarantor to the Collateral Agent and Lenders hereunder and other agreements and documents delivered in connection therewith are deemed granted to both the Collateral Agent and Lenders. Upon the payment in full of the Obligations, (i) this Agreement shall terminate and (ii) Collateral Agent will, upon Guarantor's request and at Guarantor's expense, execute and deliver to Guarantor such documents as Guarantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

      4.5. Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

      4.6. Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against Guarantor with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Guarantor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

      4.7. Satisfaction of Obligations. For all purposes of this Agreement, the payment in full of the Obligations shall be conclusively deemed to have occurred when either the Obligations have been indefeasibly paid in cash or all outstanding Convertible Notes have been converted to common stock pursuant to the terms of the Convertible Notes and the Subscription Agreements.

      4.8. Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

        This Guaranty Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty Agreement, as of the date first written above.

"GUARANTOR"                                        "GUARANTOR"
VOIPSOLUTIONS,                                     EGLOBALPHONE,
a Florida corporation                              a Florida corporation


By:/s/ Steven Ivester                              By: /s/ Steven Ivester
   ---------------------------------               -------------------
Its: CEO                                           Its: CEO
    --------------------------------                   ----

"GUARANTOR"                                        "GUARANTOR"
VOIPSOLUTIONS,                                     VOIPSOLUTIONS,
a Florida corporation                              a Florida corporation


By: /s/ Steven Ivester                             By: /s/ Steven Ivester
   ---------------------------------                  -------------------
Its: CEO                                           Its: CEO
    --------------------------------                   ----

"GUARANTOR"                                        "GUARANTOR"
CAERUS, INC.,                                      VOX CONSULTING GROUP, INC.,
a Delaware corporation                             a Florida corporation


By: /s/ Steven Ivester                             By: /s/ Steven Ivester
   ---------------------------------                  -------------------
Its: CEO                                           Its: CEO
    --------------------------------                   ----

"GUARANTOR"                                        "GUARANTOR"
VCG TECHNOLOGIES,                                  VOLO COMMUNICATIONS, INC.,
a Florida corporation                              a Delaware corporation


By: /s/ Steven Ivester                             By: /s/ Steven Ivester
   ---------------------------------                  -------------------
Its: CEO                                           Its: CEO
    --------------------------------                   ----

"GUARANTOR"                                        "GUARANTOR"
CAERUS BILLING, INC.,                              CAERUS NETWORKS, INC.,
a Delaware corporation                             a Delaware corporation


By: /s/ Steven Ivester                             By: /s/ Steven Ivester
   ---------------------------------                  -------------------
Its: CEO                                           Its: CEO
    --------------------------------                   ----

"GUARANTOR"                                        "THE COLLATERAL AGENT"
VOICEONE COMMUNICATIONS, LLC,                      BARBARA R. MITTMAN
a Delaware Limited Liability corporation


By: /s/ Steven Ivester                             /s/ Barbara R. Mittman
   -----------------------------------------       ----------------------
Its: CEO

                             APPROVED BY "LENDERS":


/s/ Stonestreet Limited Partnership            /s/ Whalehaven Capital Fund Ltd.
--------------------------------------------   --------------------------------
STONESTREET LIMITED PARTNERSHIP                WHALEHAVEN CAPITAL FUND LTD.



/s/ Ellis Enterprises Ltd.                     /s/ Bristol Investment Fund, Ltd.
--------------------------------------------   ---------------------------------
ELLIS ENTERPRISES LTD.                         BRISTOL INVESTMENT FUND, LTD.


/s/ Alpha Capital Aktiengesellschaft
------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT

                             SCHEDULE A TO GUARANTY


LENDER                                INTIAL CLOSING         SECOND CLOSING
                                      NOTE PRINCIPAL         NOTE PRINCIPAL

STONESTREET LIMITED                     $287,500.00            $287,500.00
  PARTNERSHIP
33 Prince Arthur Ave.
Toronto, Ontario M5R 1B2, Canada
Fax: (416) 323-3693

WHALEHAVEN CAPITAL FUND                 $230,000.00            $230,000.00
  LTD.
3RD Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08
Fax: (441) 292-1373

ELLIS INTERNATIONAL LTD.                $143,750.00            $143,750.00
53rd Street Urbanizacion Obarrio
Swiss Tower, 16th Floor, Panama
Republic of Panama
Fax: (516) 887-8990

BRISTOL INVESTMENT FUND,                $383,332.95            $383,332.95
  LTD.
Caledonia House, Jennett Street
George Town, Grand Cayman
Cayman Islands
Fax: (323) 468-8307

ALPHA CAPITAL                           $383,332.95            $383,332.95
  AKTIENGESELLSCHAFT
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
TOTAL                                 $1,427,915.90          $1,427,915.90